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                                                                    EXHIBIT 10.3



                                     FORM OF

                           EMPLOYEE MATTERS AGREEMENT

                                     BETWEEN

                                 ALLERGAN, INC.

                                       AND

                          ADVANCED MEDICAL OPTICS, INC.

                                 EFFECTIVE AS OF

                              ______________, 2002
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                                TABLE OF CONTENTS

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                                                                                                                     PAGE
ARTICLE I.           DEFINITIONS..................................................................................    1
                     1.1     Affiliate............................................................................    1
                     1.2     Agreement............................................................................    1
                     1.3     Allergan.............................................................................    1
                     1.4     Allergan 401(k) Plan.................................................................    1
                     1.5     Allergan Business....................................................................    1
                     1.6     Allergan Deferred Compensation Plan..................................................    1
                     1.7     Allergan Employee....................................................................    2
                     1.8     Allergan ESOP........................................................................    2
                     1.9     Allergan Foreign Plan................................................................    2
                     1.10    Allergan Group.......................................................................    2
                     1.11    Allergan Incentive Plan..............................................................    2
                     1.12    Allergan Management Bonus Plan.......................................................    2
                     1.13    Allergan Option......................................................................    2
                     1.14    Allergan Pension Plan................................................................    2
                     1.15    Allergan Plan........................................................................    2
                     1.16    Allergan Supplemental Benefits Plan..................................................    2
                     1.17    Allergan Supplemental Retirement Plans...............................................    2
                     1.18    Allergan Welfare Plan................................................................    3
                     1.19    AMO..................................................................................    3
                     1.20    AMO 401(k) Plan......................................................................    3
                     1.21    AMO Beneficiary......................................................................    3
                     1.22    AMO Bonus Plans......................................................................    3
                     1.23    AMO Business.........................................................................    3
                     1.24    AMO Deferred Compensation Plan.......................................................    3
                     1.25    AMO Employee.........................................................................    3
                     1.26    AMO Group............................................................................    3
                     1.27    AMO Incentive Plan...................................................................    3
                     1.28    AMO International Stock Purchase Plan................................................    4
                     1.30    AMO Plan.............................................................................    4
                     1.29    AMO Pre-Spin Bonus Plans.............................................................    4
                     1.31    AMO Rabbi Trust......................................................................    4
                     1.32    AMO Stock Purchase Plan..............................................................    4
                     1.33    AMO Supplemental Benefits Plan.......................................................    4
                     1.34    AMO Welfare Plan.....................................................................    4
                     1.35    Ancillary Agreements.................................................................    4
                     1.36    Assets...............................................................................    4
                     1.37    COBRA................................................................................    4
                     1.38    Code.................................................................................    5
                     1.39    Contribution and Distribution Agreement..............................................    5
                     1.40    Distribution.........................................................................    5
                     1.41    Distribution Date....................................................................    5
                     1.42    DOL..................................................................................    5
                     1.43    ERISA................................................................................    5
                     1.44    IRS..................................................................................    5
                     1.45    Liabilities..........................................................................    5
                     1.46    Material Feature.....................................................................    5
                     1.47    Person...............................................................................    5
                     1.48    SEC..................................................................................    5
                     1.49    Subsidiary...........................................................................    5

ARTICLE II.          GENERAL PRINCIPLES...........................................................................    6
                     2.1     Assumption of Liabilities............................................................    6
                     2.2     Establishment of AMO Plans...........................................................    7
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                                       ii
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                               TABLE OF CONTENTS
                                  (Continued)


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                     2.3     AMO under No Obligation to Maintain Plans............................................    7
                     2.4     Terms of Participation by AMO Employees in AMO Plans.................................    7
                     2.5     Dispute Resolution...................................................................    8
                     2.6     Foreign Plans........................................................................    8

ARTICLE III.         ALLERGAN 401(K) PLAN.........................................................................    8
                     3.1     Allergan 401(k) Plan.................................................................    8

ARTICLE IV.          ALLERGAN PENSION PLAN........................................................................    9
                     4.1     Pension Plan.........................................................................    9

ARTICLE V.           ALLERGAN EMPLOYEE STOCK OWNERSHIP PLAN.......................................................    9
                     5.1     ESOP.................................................................................    9

ARTICLE VI.          ALLERGAN SUPPLEMENTAL RETIREMENT PLANS.......................................................    9
                     6.1     Supplemental Retirement Plans........................................................    9

ARTICLE VII.         ALLERGAN HEALTH AND WELFARE PLANS............................................................   10
                     7.1     Health and Welfare Plans as of the Distribution Date.................................   10
                     7.2     Health Plans through the Distribution Date...........................................   11
                     7.3     COBRA................................................................................   11

ARTICLE VIII.        EQUITY AND OTHER COMPENSATION................................................................   11
                     8.1     Allergan Bonus Plans.................................................................   11
                     8.2     Deferred Compensation Plan...........................................................   12
                     8.3     AMO Incentive Plan...................................................................   12
                     8.4     Allergan Options.....................................................................   12
                     8.5     AMO Stock Purchase Plan and AMO International Stock Purchase Plan....................   13

ARTICLE IX.          ADMINISTRATIVE PROVISIONS....................................................................   13
                     9.1     Contributions to Trusts..............................................................   13
                     9.2     Sharing of Participant Information...................................................   13
                     9.3     Beneficiary Designations.............................................................   13
                     9.4     Requests for IRS and DOL Opinions....................................................   13
                     9.5     Fiduciary Matters....................................................................   13
                     9.6     Consent of Third Parties.............................................................   14

ARTICLE X.           EMPLOYMENT-RELATED MATTERS...................................................................   14
                     10.1     Employment of Employees with U.S. Work Visas........................................   14
                     10.2    Confidentiality and Proprietary Information..........................................   14
                     10.3    Personnel Records....................................................................   14
                     10.4    Medical Records......................................................................   14
                     10.5    Unemployment Insurance Program.......................................................   14
                     10.6    Worker's Compensation Claims.........................................................   14
                     10.7    No Third-Party Beneficiaries.........................................................   15

ARTICLE XI.          GENERAL PROVISIONS...........................................................................   15
                     11.1    Effect if Distribution Does Not Occur................................................   15
                     11.2    Relationship of Parties..............................................................   15
                     11.3    Affiliates...........................................................................   15
                     11.4    Governing Law........................................................................   15
                     11.5    Assignment...........................................................................   15
                     11.6    Severability.........................................................................   15
                     11.7    Interpretation.......................................................................   16
                     11.8    Amendment............................................................................   16
                     11.9    Termination..........................................................................   16
                     11.10   Conflict.............................................................................   16
                     11.11   Entire Agreement.....................................................................   16
                     11.12   Counterparts.........................................................................   16
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                                      iii
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SCHEDULES PAGE                                                                                                 Page
SCHEDULE 1.24    AMO TRANSFERRED EMPLOYEES..................................................................    i

SCHEDULE 2.6     FOREIGN PLANS..............................................................................   ii

SCHEDULE 8.4     OPTIONS HELD BY CERTAIN NON-U.S. AMO TRANSFERRED EMPLOYEES.................................  iii
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                                       iv
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                           EMPLOYEE MATTERS AGREEMENT

           This EMPLOYEE MATTERS AGREEMENT is entered into on ______________, 2002, between Allergan, Inc., a Delaware corporation, and Advanced Medical Optics, Inc., a Delaware corporation. Capitalized terms used herein (other than the formal names of Allergan Plans (as defined below) and related trusts of Allergan) and not otherwise defined, shall have the respective meanings assigned to them in Article I hereof.

           WHEREAS, the Board of Directors of Allergan has determined that it is in the best interests of Allergan and its shareholders to separate Allergan's existing businesses into two independent businesses, the Allergan Business (as defined below) and the AMO Business (as defined below); and

           WHEREAS, in furtherance of the foregoing, Allergan and AMO have agreed to enter into this Agreement to allocate between them assets, liabilities and responsibilities with respect to certain employee compensation, benefit plans, programs and arrangements, and certain employment matters;

           NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements set forth below, the parties hereto agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

           Wherever used in this Agreement, the following terms shall have the meanings indicated below, unless a different meaning is plainly required by the context. The singular shall include the plural, unless the context indicates otherwise. Headings of sections are used for convenience of reference only, and in case of conflict, the text of this Agreement, rather than such headings, shall control:

         1.1 Affiliate. "Affiliate" has the meaning given it in the Contribution and Distribution Agreement.


         1.2 Agreement. "Agreement" means this Employee Matters Agreement, including all the Schedules hereto, and all amendments made hereto from time to time.

         1.3 Allergan. "Allergan" means Allergan, Inc., a Delaware corporation. In all such instances in which Allergan is referenced in this Agreement, it shall also be deemed to include a reference to each member of the Allergan Group, unless it specifically provides otherwise; Allergan shall be solely responsible to AMO for ensuring that each member of the Allergan Group complies with the applicable terms of this Agreement.

         1.4 Allergan 401(k) Plan. "Allergan 401(k) Plan" means the Allergan, Inc. Savings and Investment Plan, a qualified profit sharing plan.

         1.5 Allergan Business. "Allergan Business" has the meaning given it in the Contribution and Distribution Agreement.

         1.6 Allergan Deferred Compensation Plan. "Allergan Deferred Compensation Plan" means the Allergan, Inc. Executive Deferred Compensation Plan.

         1.7 Allergan Employee. "Allergan Employee" means an individual who, as of the Distribution Date: (a) is actively employed by, or on an approved leave of absence from, the Allergan Group, and (b) is not an AMO Employee.

         1.8 Allergan ESOP. "Allergan ESOP" means the Allergan, Inc. Employee Stock Ownership Plan, a qualified employee stock ownership plan.

         1.9 Allergan Foreign Plan. "Allergan Foreign Plan" means a Plan maintained by the Allergan Group for the benefit of its employees outside the U.S. and Puerto Rico.

         1.10 Allergan Group. "Allergan Group" has the meaning given it in the Contribution and Distribution Agreement; provided, however, that, prior to the Distribution Date, the Allergan Group shall include the AMO Group and, effective as of the Distribution Date, the Allergan Group shall exclude the AMO Group.

         1.11 Allergan Incentive Plan. "Allergan Incentive Plan" means the Allergan, Inc. 1989 Incentive Compensation Plan. For the avoidance of doubt, Allergan Incentive Plan shall not mean the Allergan, Inc. 2001 Premium Priced Stock Option Plan.

         1.12 Allergan Management Bonus Plan. "Allergan Management Bonus Plan" means the 2002 Allergan, Inc. Management Bonus Plan.

         1.13 Allergan Option. "Allergan Option" means an option to purchase Allergan common stock, $0.01 par value, granted pursuant to the Allergan Incentive Plan.

         1.14 Allergan Pension Plan. "Allergan Pension Plan" means the Allergan, Inc. Pension Plan, a qualified pension plan.


         1.15 Allergan Plan. "Allergan Plan" means any plan, policy, program, payroll practice, arrangement, contract, trust, insurance policy, or any agreement or funding vehicle providing compensation or benefits to employees, former employees, directors or consultants of Allergan.

         1.16 Allergan Supplemental Benefits Plan. "Allergan Supplemental Benefits Plan" means the Allergan Supplemental Benefits Plan and the health and welfare programs established thereunder for the benefit of the eligible employees of Allergan and its U.S. and Puerto Rican Subsidiaries.

         1.17 Allergan Supplemental Retirement Plans. "Allergan Supplemental Retirement Plans" shall mean the Allergan, Inc. Supplemental Retirement Income Plan and the Allergan, Inc. Supplemental Executive Benefit Plan.

         1.18 Allergan Welfare Plan. "Allergan Welfare Plan" means the Allergan Welfare Benefits Plan and the health and welfare programs established thereunder for the benefit of the eligible employees of Allergan and its U.S. and Puerto Rican Subsidiaries.

         1.19 AMO. "AMO" means Advanced Medical Optics, Inc., a Delaware corporation. In all such instances in which AMO is referred to in this Agreement, it shall also be deemed to include a reference to each member of the AMO Group, unless it specifically provides otherwise; AMO shall be solely responsible to Allergan for ensuring that each member of the AMO Group complies with the applicable terms of this Agreement.

         1.20 AMO 401(k) Plan. "AMO 401(k) Plan" means the qualified profit sharing plan to be established by AMO pursuant to Section 2.2 and Article III.

         1.21 AMO Beneficiary. "AMO Beneficiary" means a covered spouse or dependent, or qualified beneficiary (as such term is defined under COBRA), in each case, of an AMO Employee with respect to that AMO Employee's benefit under the applicable Allergan Plan.

         1.22 AMO Bonus Plans. "AMO Bonus Plans" means the bonus plans to be established by AMO pursuant to Sections 2.2 and 8.1.

         1.23 AMO Business. "AMO Business" has the meaning given it in the Contribution and Distribution Agreement.

         1.24 AMO Deferred Compensation Plan. "AMO Deferred Compensation Plan" means the deferred compensation plan to be established by AMO pursuant to Sections 2.2 and 8.2.

         1.25 AMO Employee. "AMO Employee" means any individual who, as of the Distribution Date, is: (a) an individual who prior to the Distribution Date was actively employed by, or on an approved leave of absence from, the Allergan Group, and (b) whose employment is transferred from the Allergan Group to the AMO Group on or before the Distribution Date. Schedule 1.24 sets forth the names and Social Security numbers of the AMO Employees. Allergan shall prepare a preliminary Schedule 1.24, which shall be modified by Allergan to add or delete names, as necessary, before the Distribution Date.

         1.26 AMO Group. "AMO Group" has the meaning given it in the Contribution and Distribution Agreement.

         1.27 AMO Incentive Plan. "AMO Incentive Plan" means the stock plan to be established by AMO pursuant to Sections 2.2 and 8.3.

         1.28 AMO International Stock Purchase Plan. "AMO International Stock Purchase Plan" means the employee stock purchase plan to be established by AMO for the employees of its non-U.S. Subsidiaries pursuant to Section 2.2 and Subsection 8.5(b).

         1.29 AMO Plan. "Plan" means any plan, policy, program, payroll practice, arrangement, contract, trust, insurance policy, or any agreement or funding vehicle providing compensation or benefits to employees, former employees, directors or consultants of AMO.

         1.30 AMO Pre-Spin Bonus Plans. "AMO Pre-Spin Bonus Plans" means the 2002 AMO Pre-Spin Management Bonus Plan and any other Allergan bonus plans in which AMO Employees participated before the Distribution Date.

         1.31 AMO Rabbi Trust. "AMO Rabbi Trust" shall mean the grantor trust to be established by AMO pursuant to Section 8.2 for holding assets under the AMO Deferred Compensation Plan.

         1.32 AMO Stock Purchase Plan. "AMO Stock Purchase Plan," means the "employee stock purchase plan" (within the meaning of Section 423(b) of the Code) to be established by AMO for the benefit of the eligible employees of AMO and its U.S. Subsidiaries pursuant to Section 2.2 and Subsection 8.5(a).

         1.33 AMO Supplemental Benefits Plan. "AMO Supplemental Benefits Plan" means the supplemental benefits plan, and the health and welfare programs under such supplemental benefits plan, to be established by AMO pursuant to
Section 2.2 and Article VII for the benefit of the eligible employees of AMO and its U.S. and Puerto Rican Subsidiaries.

         1.34 AMO Welfare Plan. "AMO Welfare Plan" means the welfare benefits plan, and the health and welfare programs under such welfare plan, to be established by AMO for the benefit of the eligible employees of AMO and its U.S. and Puerto Rican Subsidiaries pursuant to Section 2.2 and Article VII.

         1.35 Ancillary Agreements. "Ancillary Agreements" has the meaning given it in the Contribution and Distribution Agreement.

         1.36 Assets. "Assets" has the meaning given it in the Contribution and Distribution Agreement.

         1.37 COBRA. "COBRA" means the continuation coverage requirements for "group health plans" under Title X of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended from time to time, and as codified in Code Section 4980B and ERISA Sections 601 through 608.

         1.38 Code. "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         1.39 Contribution and Distribution Agreement. "Contribution and Distribution Agreement" means the Contribution and Distribution Agreement, dated as of __________________, of which this is Exhibit C thereto.

         1.40 Distribution. "Distribution" means Allergan's pro rata distribution to the holders of its common stock, $0.01 par value, of all the shares of AMO common stock owned by Allergan.

         1.41 Distribution Date. "Distribution Date" means the date that the Distribution is effective.

         1.42     DOL.  "DOL" means the United States Department of Labor.

         1.43 ERISA. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

         1.44     IRS.  "IRS" means the United States Internal Revenue Service.

         1.45 Liabilities. "Liabilities" has the meaning given it in the Contribution and Distribution Agreement.

         1.46 Material Feature. "Material Feature" means any feature of a Plan that could reasonably be expected to be of material importance, in the aggregate, to the sponsoring employer or the participants (or their dependents or beneficiaries) of that Plan, which could include, depending on the type and purpose of the particular Plan, the class or classes of employees eligible to participate in such Plan, the nature, type, form, source, and level of benefits provided under such Plan, the amount or level of contributions, if any, required to be made by participants (or their dependents or beneficiaries) to such Plan, and the costs and expenses incurred by the sponsoring employer for implementing and/or maintaining such Plan.

         1.47 Person. "Person" has the meaning given it in the Contribution and Distribution Agreement.

         1.48 SEC. "SEC" means the United States Securities and Exchange Commission.

         1.49 Subsidiary. "Subsidiary" has the meaning given it in the Contribution and Distribution Agreement.

                                  ARTICLE II.
                               GENERAL PRINCIPLES

         2.1      Assumption of Liabilities.

                  (a) AMO Liabilities. Effective as of Distribution Date, and except as otherwise specifically provided in this Agreement, AMO hereby assumes and agrees to pay, perform, fulfill and discharge: (i) all of the Liabilities to, or relating to, AMO Employees relating to, arising out of, or resulting from actual or alleged employment with the AMO Group after the Distribution Date (including all of the Liabilities relating to, arising out of, or resulting from the AMO Plans) and (ii) all Liabilities relating to, arising out of, or resulting from obligations, liabilities and responsibilities expressly assumed by the AMO Group, or an AMO Plan, pursuant to this Agreement.

                  (b) Allergan Liabilities. Effective as of the Distribution Date, and except as otherwise specifically provided in this Agreement, Allergan shall retain and hereby agrees to pay, perform, fulfill and discharge: (i) all of the Liabilities to, or relating to, Allergan Employees relating to, arising out of, or resulting from actual or alleged employment with the Allergan Group after the Distribution Date (including all of the Liabilities relating to, arising out of, or resulting from the Allergan Plans) and (ii) all Liabilities relating to, arising out of, or resulting from obligations, liabilities and responsibilities expressly retained by the Allergan Group, or an Allergan Plan, pursuant to this Agreement.

                  (c) Contingent Liabilities Arising Before the Distribution Date. All "Contingent Liabilities," within the meaning of Subsection 5.01(c) of the Contribution and Distribution Agreement to, or relating to, Allergan Employees, AMO Employees or former employees of the Allergan Group, relating to, arising out of, or resulting from actual or alleged employment with the Allergan Group or the AMO Group shall be governed by this Subsection 2.1(c), as follows.

                  (i) To the extent such Contingent Liability relates to, arises out of, or results from events, facts, conduct or circumstances occurring on or prior to the Distribution Date, such Contingent Liability shall be a "Shared Contingent Liability" within the meaning of Subsection 5.01(l) and shall be subject to Section 5.04 of the Contribution and Distribution Agreement.

                  (ii) To the extent such Contingent Liability relates to, arises out of, or results from events, facts, conduct or circumstances occurring after the Distribution Date: (1) Liability arising from events, facts, conduct or circumstances related to, or arising out of, actual or alleged employment with the Allergan Group shall be an "Allergan Exclusive Contingent Liability" within the meaning of Subsection 5.01(e) of the Contribution and Distribution Agreement and shall be subject to Section 5.03 of the Contribution and Distribution Agreement and (2) Liability arising from events, facts, conduct or circumstances related to, or arising out of, actual or alleged employment with the AMO Group shall be an "AMO Exclusive Contingent Liability" within the meaning of Subsection 5.01(i) of the Contribution and Distribution Agreement and shall be subject to Section 5.03 of the Contribution and Distribution Agreement. Contingent liabilities relating to, arising out of, or resulting from an actual or alleged breach of contract shall be treated as arising at the time of the occurrence of the events, facts, conduct or circumstances resulting in the actual or alleged breach.

                  (d) Employee-Related Liabilities of Foreign AMO Entities. In the event that the Allergan Group establishes one or more foreign corporations or other entities prior to the Distribution Date in connection with or as part of, the contribution of the AMO Business to the AMO Group (a "Pre-Distribution Restructuring"), Allergan and AMO agree that all Liabilities (including Contingent Liabilities) relating to Allergan Employees and AMO Employees that are paid by any such foreign corporation or entity after the Pre-Distribution Restructuring and prior to the Distribution Date, shall be allocated among Allergan and AMO in the manner in which such Liabilities (and Contingent Liabilities) would have been allocated in accordance with this
Section 2.1, assuming the Pre-Distribution Restructuring occurred on the Distribution Date. Effective as of the Distribution Date (or such other date as Allergan and AMO may mutually agree), Allergan shall reimburse AMO, or such foreign corporation or entity, for any such Liabilities paid by such foreign corporation or entity properly allocated to Allergan, and AMO shall reimburse Allergan for any such Liabilities paid by Allergan properly allocated to AMO, or such foreign corporation or entity.

         2.2 Establishment of AMO Plans. Prior to the Distribution Date, AMO shall adopt the following employee benefit plans: (a) the AMO Welfare Plan,
(b) the AMO Supplemental Benefits Plan, (c) the AMO 401(k) Plan, (d) the AMO Incentive Compensation Plan, (e) the AMO Deferred Compensation Plan, (f) the AMO Bonus Plans, (g) the AMO Stock Purchase Plan and (h) the AMO International Stock Purchase Plan. Except as otherwise provided herein, each of the foregoing AMO Plans (except for the AMO Stock Purchase Plan, the AMO International Stock Purchase Plan and the AMO Deferred Compensation Plan), as in effect as of the Distribution Date (or such other date(s) as Allergan and AMO may mutually agree), shall be comparable in the aggregate in all Material Features to the corresponding Allergan Plan as in effect on the Distribution Date. Notwithstanding the foregoing, Allergan and AMO agree that the costs and expenses that would be incurred by AMO in establishing and maintaining a defined benefit "pension plan" (within the meaning of Section 3(2) of ERISA) or a retiree medical program, make it financially impracticable for AMO to establish such plans. As specified in this Agreement or as otherwise mutually agreed upon by Allergan and AMO from time to time, Allergan shall, or shall cause each Allergan Plan to, transfer to AMO or the relevant AMO Plan, amounts equal to trust assets, insurance reserves, and other related assets of each Allergan Plan relating to the liabilities of such Allergan Plan assumed by AMO or such AMO Plan. As specified in this Agreement or as otherwise mutually agreed upon by Allergan and AMO from time to time, AMO shall, or shall cause the relevant AMO Plan to, assume the liabilities of the corresponding Allergan Plan with respect to all benefits accrued under such Allergan Plan prior to the Distribution Date by AMO Employees.


         2.3 AMO under No Obligation to Maintain Plans. Except as specified otherwise in this Agreement, nothing in this Agreement shall preclude AMO, at any time after the Distribution Date, from amending, merging, modifying, terminating, eliminating, reducing, or otherwise altering in any respect any AMO Plan, any benefit under any AMO Plan or any trust, insurance policy or funding vehicle related to any AMO Plans, or any employment or other service arrangement with AMO Employees or vendors (to the extent permitted by law).

         2.4      Terms of Participation by AMO Employees in AMO Plans.

                  (a) Non-Duplication of Benefits. Except as specified otherwise in this Agreement, as of the Distribution Date, or other later date that applies to the particular AMO Plan established thereafter, the AMO Plans shall be, with respect to AMO Employees and AMO Beneficiaries, in all respects the successors in interest to, and shall not provide benefits that duplicate benefits provided by, the corresponding Allergan Plans. Allergan and AMO shall agree on methods and procedures, including amending the respective Plan documents, to prevent AMO Employees and AMO Beneficiaries from receiving duplicate benefits from the Allergan Plans and the AMO Plans.

                  (b) Service and Other Credit. Except as specified otherwise in this Agreement, with respect to AMO Employees, each AMO Plan shall provide that all service (as reflected in Allergan's human resources records), compensation and all other benefit-affecting credits that, as of the Distribution Date, were recognized for purposes of service or other credit under the corresponding Allergan Plan shall, as of the Distribution Date, receive full recognition and credit and be taken into account under such AMO Plan to the same extent as if such items occurred under such AMO Plan, except to the extent that duplication of benefits would result. The service crediting provisions shall be subject to any respectively applicable service bridging, break in service, employment date, eligibility date or similar rules under the Allergan Plans and the AMO Plans.

                  (c) Assumption of Liabilities. Except as specified otherwise in this Agreement, the provisions of this Agreement for the transfer of assets relating to Allergan Plans to AMO and/or the appropriate AMO Plans are based upon the understanding of the parties that AMO and/or the appropriate AMO Plan will assume all liabilities of the corresponding Allergan Plan to or relating to AMO Employees and AMO Beneficiaries, as provided for herein. If any such liabilities are not effectively assumed by AMO and/or the appropriate AMO Plan, then the amount of transferred assets shall be recomputed accordingly, taking into account the retention of such liabilities by such Allergan Plan, and assets shall be transferred from AMO and/or the appropriate AMO Plan to Allergan and/or the appropriate Allergan Plan so as to place Allergan and/or the appropriate Allergan Plan and AMO and/or the appropriate AMO Plan in the position it would have been in had the initial asset transfer been made in accordance with such recomputed amount of assets.

         2.5 Dispute Resolution. Any dispute, controversy or claim between or among Allergan and AMO with respect to the matters covered by this Agreement shall be resolved in accordance with Section 8.02 of the Contribution and Distribution Agreement.

         2.6 Foreign Plans. AMO and Allergan each intend that the matters, issues or liabilities relating to, arising out of, or resulting from the Allergan Foreign Plans and non-U.S. related employment and employee benefit matters be resolved in a manner that is in compliance with the requirements of applicable local law and, to the extent permitted by applicable local law, in a manner consistent with comparable U.S. matters, issues or liabilities as reflected in this Agreement. Without in any way limiting the general principle set forth in the preceding sentence, Schedule 2.6 sets forth the specific manner in which certain Allergan Foreign Plans shall be resolved, effective as of the Distribution Date (or such other date(s) as Allergan and AMO may mutually agree) consistent with the provisions of this Section 2.6 or as permitted under applicable local law.

                                  ARTICLE III.
                              ALLERGAN 401(K) PLAN

         3.1 Allergan 401(k) Plan. Allergan and AMO shall each take actions or cause actions to be taken as necessary to accomplish the following with respect to the Allergan 401(k) Plan.

                  (a) Spinoff of Assets and Liabilities. Effective as of the Distribution Date: (i) AMO Employees shall cease to be eligible to make contributions to, or receive allocations under, the Allergan 401(k) Plan and
(ii) Allergan and AMO shall cause the assets and liabilities attributable to the accounts of AMO Employees in the Allergan 401(k) Plan that are held by its related trust to be "spun off" in accordance with Section 414(l) of the Code, Treasury Regulation Section 1.414(l)-1, and Section 208 of ERISA, to establish the AMO 401(k) Plan. Such assets of the Allergan 401(k) Plan shall be transferred in-kind to the trust established under the AMO 401(k) Plan as soon as administratively practicable. The AMO 401(k) Plan is intended to be a tax-qualified 401(k) profit sharing plan under the Code. AMO shall adopt the AMO 401(k) Plan, which shall be effective as of the Distribution Date, and may amend the AMO 401(k) Plan on or after the Distribution Date in such manner as AMO determines appropriate, provided, however, that no such amendment shall cause the AMO 401(k) Plan to fail to be tax-qualified as of the Distribution Date. Effective as of the Distribution Date (or such other date as Allergan and AMO may mutually agree), AMO shall use its commercially reasonable best efforts to enter into agreements satisfactory to AMO to accomplish such spinoff, the maintenance of the necessary participant records, the appointment of an initial trustee under the AMO 401(k) Plan, and the engagement of an initial record keeper under the AMO 401(k) Plan. AMO and Allergan each agree to use their commercially reasonable best efforts to accomplish this 401(k) Plan and related trust spinoff.

                  (b) Stock Considerations. As a result of the Distribution, and to the extent that immediately prior to the spinoff of the AMO 401(k) Plan, the Allergan 401(k) Plan continues to consist of Allergan employer securities, the resulting Allergan 401(k) Plan and AMO 401(k) Plan shall each hold, in part, Allergan and AMO securities. AMO and Allergan each agree to use their commercially reasonable best efforts to ensure that their respective Allergan and AMO securities funds, and underlying securities held in each such fund, are maintained in compliance with all requirements of applicable law.

                  (c) No Distribution to AMO Employees. Allergan and AMO each agree to take action or cause action to be taken to ensure that no distribution of account balances from the Allergan 401(k) Plan or AMO 401(k) Plan are made to any AMO Employee on account of the transfer of employment to the AMO Group, or the AMO Group ceasing to be an Affiliate of the Allergan Group as of the Distribution Date.

                                  ARTICLE IV.
                              ALLERGAN PENSION PLAN

         4.1 Pension Plan. Allergan and AMO shall each take actions or cause actions to be taken as necessary to accomplish the following with respect to the Allergan Pension Plan.

                  (a) Effective as of the Distribution Date, AMO Employees shall cease to accrue benefits under the Allergan Pension Plan. The Allergan Pension Plan shall retain liability for all benefits accrued before the Distribution Date by AMO Employees under the Allergan Pension Plan. Allergan shall take action or cause action to be taken to ensure that all AMO Employees have a fully vested interest in their benefits accrued under the Allergan Pension Plan as of the Distribution Date.

                  (b) Allergan shall take action or cause action to be taken to ensure that effective as of the Distribution Date, all AMO Employees will be eligible for distribution of their accrued benefits from the Allergan Pension Plan in accordance with the terms of the Allergan Pension Plan. AMO Employees shall be eligible for such distribution in the same manner as if they terminated employment as of the Distribution Date.

                                   ARTICLE V.
                     ALLERGAN EMPLOYEE STOCK OWNERSHIP PLAN


         5.1 ESOP. Allergan and AMO shall each take actions or cause actions to be taken as necessary to accomplish the following with respect to the Allergan ESOP.

                  (a) Effective as of the Distribution Date, AMO Employees shall cease to be eligible to receive allocations under the Allergan ESOP, including allocation of unallocated assets in the event of the termination of the Allergan ESOP.

                  (b) Effective as of the Distribution Date, Allergan shall take action or cause action to be taken to transfer the assets and liabilities attributable to the accounts of the AMO Employees under the Allergan ESOP that are held by its related trust to the AMO 401(k) Plan and its related trust in accordance with Section 414(l) of the Code, Treasury Regulation Section 1.414(l)-1, and Section 208 of ERISA. Such assets of the Allergan ESOP shall be transferred in-kind to the trust established under the AMO 401(k) Plan. AMO shall take action or cause action to be taken to cause the AMO 401(k) Plan to assume and be solely responsible for all liabilities relating to, arising out of, or resulting from AMO Employees under the Allergan ESOP.

                  (c) Allergan and AMO each agree to take action or cause action to be taken to ensure that no distribution of account balances from the Allergan ESOP or the AMO 401(k) Plan are made to any AMO Employee with respect to AMO Employees' accounts under the Allergan ESOP on account of the transfer of employment to the AMO Group, or the AMO Group ceasing to be an Affiliate of the Allergan Group as of the Distribution Date.

                                  ARTICLE VI.
                     ALLERGAN SUPPLEMENTAL RETIREMENT PLANS


         6.1 Supplemental Retirement Plans. Allergan and AMO shall each take actions or cause actions to be taken as necessary to accomplish the following with respect to the Allergan Supplemental Retirement Plans.

                  (a) Effective as of the Distribution Date, AMO Employees shall cease to accrue benefits under each Allergan Supplemental Retirement Plan. The Allergan Supplemental Retirement Plans shall retain liability for all benefits accrued before the Distribution Date by AMO Employees under the Allergan Supplemental Retirement Plans. Allergan shall take action or cause action to be taken to ensure that all AMO Employees have a fully vested interest in their benefits accrued under the Allergan Supplemental Retirement Plans as of the Distribution Date.

                  (b) Allergan shall take action or cause action to be taken to ensure that effective as of the Distribution Date, all AMO Employees will be eligible for distribution of their accrued benefits from the Allergan Supplemental Retirement Plans in accordance with the terms of the respective Allergan Supplemental Retirement Plan. AMO Employees shall be eligible for such distributions in the same manner as if they terminated employment as of the Distribution Date.

                                  ARTICLE VII.
                        ALLERGAN HEALTH AND WELFARE PLANS

         7.1 Health and Welfare Plans as of the Distribution Date. Allergan and AMO shall each take actions or cause actions to be taken as necessary to accomplish the following with respect to the Allergan Welfare Plan and the Allergan Supplemental Benefits Plan.

                  (a) Allergan Health and Welfare Plans. Effective as of the Distribution Date (or such other date(s) as Allergan and AMO may mutually agree), AMO Employees shall cease to be eligible to participate in the Allergan Welfare Plan and the Allergan Supplemental Benefits Plan. AMO shall adopt the AMO Welfare Plan and the AMO Supplemental Benefits Plan, which AMO Plans will be effective as of the Distribution Date. AMO shall be solely responsible for the administration of the AMO Welfare Plan and the AMO Supplemental Benefits Plan, including the payment of all employer-related costs in establishing and maintaining the AMO Welfare Plan and the AMO Supplemental Benefits Plan, and for the collection and remittance of employee premiums. AMO shall bear liability with respect to the AMO Welfare Plan and the AMO Supplemental Benefits Plan.

                  (b) Transfer of FSA accounts. The AMO Welfare Plan shall include a "cafeteria plan" feature intended to satisfy Section 125 of the Code and the regulations thereunder. Effective as of the Distribution Date (or such other date as Allergan and AMO may mutually agree) Allergan and AMO shall cause the liabilities attributable to the accounts of AMO Employees in the Allergan Health Care Flexible Spending Account Program and the Allergan Dependent Care Flexible Spending Account Program maintained under the Allergan Welfare Plan to be assumed by the AMO Welfare Plan. The AMO Welfare Plan shall assume liability for all claims with respect to AMO Employees submitted on or after the Distribution Date, including claims incurred but not reported before the Distribution Date and will collect and retain all employee contributions made after the Distribution Date.

                  (c) Pending Treatments. Notwithstanding Subsection 7.1(a) above, all treatments which have been pre-certified for or are being provided to an AMO Transferred Employee or AMO Beneficiary as of the Distribution Date shall be provided without interruption under the appropriate Allergan Plan (to the extent such continued treatment is not provided under an AMO Plan as of the Distribution Date) until such treatment is concluded or discontinued pursuant to applicable Plan rules and limitations, but AMO shall continue to be responsible for all liabilities relating to, arising out of, or resulting from such on-going treatments as of the Distribution Date.

                  (d) Retiree Medical. Notwithstanding Subsection 7.1(a) above, Allergan shall cause, or shall cause action to be taken, to ensure that AMO Employees, who as of the Distribution Date otherwise meet the eligibility requirements of the Allergan Retiree Medical Program under the Allergan Welfare Plan but have not yet retired, remain eligible to participate in the Allergan Retiree Medical Program after the Distribution Date, for so long as Allergan maintains the program for its own employees. The Allergan Welfare Plan shall retain liability with respect to such AMO Employees.

                  (e)      Continuance of Elections, Co-Payments and Maximum
Benefits.

                           (i)      As of the Distribution Date and for the
remainder of the plan year in which the Distribution Date occurs (or such other period as Allergan and AMO may mutually agree), AMO shall make its commercially reasonable best efforts to cause the AMO Welfare Plan and the AMO Supplemental Benefits Plan to recognize and maintain all coverage and contribution elections made by AMO Employees under the Allergan Welfare Plan and the Allergan Supplemental Benefits Plan and apply such elections under the AMO Welfare Plan and the AMO Supplemental Benefits Plan for the remainder of the period or periods for which such elections are by their terms applicable. The transfer of employment of the AMO Employees from Allergan to AMO at any time upon or before the Distribution Date shall neither constitute nor be treated as a "status change" or termination of employment under the Allergan Welfare Plan and the Allergan Supplemental Benefits Plan or the AMO Welfare Plan and the AMO Supplemental Benefits Plan.

                           (ii)     On and after the Distribution Date, AMO
shall cause the AMO Welfare Plan and the AMO Supplemental Benefits Plan to recognize and give credit for (A) all amounts applied to deductibles, out-of-pocket maximums, co-payments and other applicable benefit coverage limits with respect to which such expenses have been incurred by AMO Employees under the Allergan Welfare Plan and the Allergan Supplemental Benefits Plan for the remainder of the calendar year in which the Distribution Date occurs, and (B) all benefits paid to AMO Employees under the Allergan Welfare Plan and the Allergan Supplemental Benefits Plan for purposes of determining when such persons have reached their lifetime maximum benefits under the AMO Welfare Plan and the AMO Supplemental Benefits Plan.

         7.2 Health Plans through the Distribution Date. Except as provided in Subsection 7.1(b) of this Agreement, Allergan shall retain financial and administrative liability and all related obligations and responsibilities for all claims incurred but not reported by AMO Employees and AMO Beneficiaries before the Distribution Date (or such other date(s) as Allergan and AMO may mutually agree) under the Allergan Welfare Plan, including any claims that were administered by Allergan as of, on, or after the Distribution Date (or such other date(s) as Allergan and AMO may mutually agree).

         7.3 COBRA. Effective as of the Distribution Date (or such other date as Allergan and AMO may mutually agree), and to the extent otherwise permitted under applicable law, AMO shall assume, or shall cause the AMO Welfare Plan and AMO Supplemental Benefits Plan to assume, responsibility for compliance with the health care continuation coverage requirements of COBRA under the Allergan Welfare Plan and the Allergan Supplemental Benefits Plan for AMO Employees and the AMO Beneficiaries that are qualified beneficiaries (as such term is defined under COBRA). As soon as administratively practicable after the Distribution Date (or such other date as Allergan and AMO may mutually agree), Allergan shall provide AMO (through hard copy, electronic format, or such other mechanism as is appropriate under the circumstances), with a list of all such AMO Employees and AMO Beneficiaries and the relevant information pertaining to their coverage elections and remaining COBRA time periods.

                                 ARTICLE VIII.
                          EQUITY AND OTHER COMPENSATION


         8.1      Allergan Bonus Plans.

                  (a) Participants in the AMO Pre-Spin Bonus Plans who are employees of the AMO Business shall cease their participation in the AMO Pre-Spin Bonus Plans on the Distribution Date (or such other date as Allergan and AMO may mutually agree). During such time, any bonus pool, or portion thereof, that has been finally determined or accrued for under the AMO Pre-Spin Bonus Plans for the benefit of, or that is allocable to, AMO

Employees shall be based, with respect to corporate objectives, on the corporate performance of AMO and shall be reserved by Allergan and the cash for such accrual transferred to AMO and paid to such AMO Employees by AMO pursuant to the terms and conditions of the AMO Pre-Spin Bonus Plans, except that such payment shall be made on such date as Allergan and AMO may mutually agree.

                  (b) AMO shall establish the AMO Bonus Plans for AMO Employees for AMO fiscal period(s) beginning on and after the Distribution Date (or such other date as Allergan and AMO may mutually agree), to be administered by the Compensation Committee of the AMO Board of Directors.

         8.2      Deferred Compensation Plan.

                  (a) AMO shall adopt the AMO Deferred Compensation Plan and the AMO Rabbi Trust prior to the Distribution Date.

                  (b) Effective as of the Distribution Date (or such other date as Allergan and AMO may mutually agree): (i) AMO Employees shall cease to be eligible to make deferrals to, or receive allocations under, the Allergan Deferred Compensation Plan, (ii) Allergan shall cause the assets attributable to the accounts of AMO Employees in the Allergan Deferred Compensation Plan to be transferred to AMO or the trustee of the AMO Rabbi Trust as soon as administratively feasible, and (iii) AMO shall assume, or shall cause the AMO Deferred Compensation Plan to assume, all liabilities relating to, arising out of, or resulting from AMO Employees under the Allergan Deferred Compensation Plan.

                  (c) Allergan and AMO each agree to take action or cause action to be taken to ensure that no distribution of account balances from the Allergan Deferred Compensation Plan or AMO Deferred Compensation Plan are made to any AMO Employee on account of the transfer of employment to the AMO Group, or the AMO Group ceasing to be an Affiliate of the Allergan Group as of the Distribution Date.

         8.3 AMO Incentive Plan. AMO shall adopt the AMO Incentive Plan prior to the Distribution Date. Allergan, as sole shareholder of AMO, shall approve the adoption of the AMO Incentive Plan prior to the Distribution Date. The AMO Incentive Plan shall provide for the granting of "incentive stock options" (within the meaning of Section 422 of the Code and the regulations promulgated thereunder), non-qualified stock options, restricted stock, dividend equivalents, stock appreciation rights, and stock payments, to eligible employees of the AMO Group.

         8.4      Allergan Options.

                  (a) Option Assumption by AMO. Effective as of the Distribution Date, each unvested outstanding Allergan Option issued under the Allergan Incentive Plan and held by an AMO Employee, shall be, in connection with the Distribution, cancelled and reissued as an option to purchase shares of common stock of AMO under the AMO Incentive Plan. Each Allergan Option so cancelled and reissued by AMO shall continue to have, and be subject to, the same terms and conditions set forth in the Allergan Incentive Plan and as provided in the respective award terms and conditions and the AMO Incentive Plan governing such option as of the Distribution Date (or such other date as Allergan and AMO may mutually agree), except that with respect to such unvested options, the number shares of AMO common stock underlying such unvested option, and the exercise price therefor, shall be determined in the manner set forth in the Minutes of the Special Meeting of the Organization and Compensation Committee of the Board of Directors of Allergan, Inc., held on January 18, 2002.

                  (b) Assumption Criteria. The intention of Allergan and AMO is that the cancellation and reissuance of Allergan Options pursuant to Subsection 8.4(a) shall meet the criteria set forth with respect thereto in the Minutes of the Special Meeting of the Organization and Compensation Committee of the Board of Directors of Allergan, Inc., held on January 18, 2002.

                  (c) Certain Non-U.S. Optionees. Except as may otherwise be agreed upon by Allergan and AMO and/or as set forth in Schedule 8.4, this
Section 8.4 shall govern the treatment of Allergan Options held by non-U.S. AMO Employees.

         8.5      AMO Stock Purchase Plan and AMO International Stock Purchase
Plan.

                  (a) AMO Stock Purchase Plan. AMO shall adopt the AMO Stock Purchase Plan prior to the Distribution Date. Allergan, as sole shareholder of AMO, shall approve the adoption of the AMO Stock Purchase Plan prior to the Distribution Date. The AMO Stock Purchase Plan is intended to be an "employee stock purchase plan," qualified under Section 423(b) of the Code, and shall be for the benefit of the eligible employees of AMO and its U.S. Subsidiaries.

                  (b) AMO International Stock Purchase Plan. AMO shall adopt the AMO International Stock Purchase Plan prior to the Distribution Date. Allergan, as sole shareholder of AMO, shall approve the adoption of the AMO International Stock Purchase Plan prior to the Distribution Date. The AMO International Stock Purchase Plan is not intended to be an "employee stock purchase plan," qualified under Section 423(b) of the Code, and shall be for the benefit of the eligible employees of AMO's non-U.S. Subsidiaries.

                                  ARTICLE IX.
                            ADMINISTRATIVE PROVISIONS

         9.1 Contributions to Trusts. With respect to Allergan Plans to which AMO Employees make contributions, Allergan shall use reasonable procedures to determine assets and liabilities attributable to AMO Employees under each such Plan through the Distribution Date, taking into account such contributions, settlements, refunds and similar payments.

         9.2 Sharing of Participant Information. In addition to the responsibilities and obligations of Allergan and AMO specified in the Contribution and Distribution Agreement, Allergan and AMO shall share, or cause to be shared, all participant information that is necessary or appropriate for the efficient and accurate administration of each of the Allergan Plans and the AMO Plans during the respective periods applicable to such Plans as AMO and Allergan may mutually agree. Allergan and AMO and their respective authorized agents shall, subject to applicable laws of confidentiality and data protection, be given reasonable and timely access to, and may make copies of, all information relating to the subjects of this Agreement in the custody of the other party or its agents, to the extent necessary or appropriate for such administration in accordance with Section 7.01 of the Contribution and Distribution Agreement.

         9.3 Beneficiary Designations. All beneficiary designations made by AMO Employees for the Allergan Plans shall be transferred to and be in full force and effect under the corresponding AMO Plans, in accordance with the terms of each such applicable AMO Plan, until such beneficiary designations are replaced or revoked by the AMO Employees who made the beneficiary designations.

         9.4 Requests for IRS and DOL Opinions. Allergan and AMO shall make such applications to regulatory agencies, including the IRS and DOL, as may be necessary or appropriate. AMO and Allergan shall cooperate fully with one another on any issue relating to the transactions contemplated by this Agreement for which Allergan and/or AMO elects to seek a determination letter or private letter ruling from the IRS or an advisory opinion from the DOL.

         9.5 Fiduciary Matters. Allergan and AMO each acknowledge that actions contemplated to be taken pursuant to this Agreement may be subject to fiduciary duties or standards of conduct under ERISA or other applicable law, and that no party shall be deemed to be in violation of this Agreement if such party fails to comply with any provisions hereof based upon such party's good faith determination that to do so would violate such a fiduciary duty or standard.

         9.6 Consent of Third Parties. If any provision of this Agreement is dependent on the consent of any third party (such as a vendor) and such consent is withheld, Allergan and AMO shall use their commercially reasonable best efforts to implement the applicable provisions of this Agreement. If any provision of this Agreement cannot be implemented due to the failure of such third party to consent, Allergan and AMO shall negotiate in good faith to implement such provision in a mutually satisfactory manner.

                                   ARTICLE X.
                           EMPLOYMENT-RELATED MATTERS

         10.1 Employment of Employees with U.S. Work Visas. AMO will request amendments to the nonimmigrant visa status of AMO Employees with U.S. work visas authorizing them to work for Allergan, excluding the AMO Group, to request authorization to work for AMO effective as of the Distribution Date.

         10.2 Confidentiality and Proprietary Information. No provision of this Agreement shall be deemed to release any individual for any violation of the Allergan non-competition guideline or any agreement or policy pertaining to confidential or proprietary information of any member of the Allergan Group, or otherwise relieve any individual of his or her obligations under such non-competition guideline, agreement, or policy.

         10.3 Personnel Records. To the extent such records relate to AMO Employees' active employment by, leave of absence from, or termination of employment with AMO and subject to applicable laws on confidentiality and data protection, AMO shall have access to the personnel records of AMO Employees maintained by Allergan in accordance with Section 7.01 of the Contribution and Distribution Agreement.

         10.4 Medical Records. To the extent such records relate to AMO Employees' active employment by, leave of absence from, or termination of employment with AMO and subject to applicable laws on confidentiality and data protection, AMO shall have access to the medical records of AMO Employees maintained by Allergan in accordance with Section 7.01 of the Contribution and Distribution Agreement.

         10.5 Unemployment Insurance Program. Allergan shall retain liability for all unemployment compensation claims filed before the Distribution Date by AMO Employees. Before the Distribution Date, Allergan shall use its commercially reasonable best efforts for and on behalf of AMO to procure an agreement with its third party unemployment insurance administrator comparable in the aggregate in all Material Features to the Allergan third party unemployment insurance agreement. AMO shall not unreasonably withhold its consent to adopt such an agreement with such administrator.

         10.6 Worker's Compensation Claims. All worker's compensation claims shall be treated as Liabilities subject to Section 2.1 of this Agreement.

         10.7 No Third-Party Beneficiaries. The provisions of this Agreement, the Contribution and Distribution Agreement and the Ancillary Agreement are solely for the benefit of the parties and are not intended to confer upon any Person, except the parties hereto, any rights or remedies hereunder, and there are no third party beneficiaries of this Agreement, the Contribution and Distribution Agreement, and any Ancillary Agreement. Neither this Agreement, the Contribution and Distribution Agreement nor any Ancillary Agreement shall provide any third Person with any remedy, claim, liability, reimbursement, claim of action or other right in excess of those existing without reference to this Agreement, the Contribution and Distribution Agreement, or any Ancillary Agreement. No provision of this Agreement, the Contribution and Distribution Agreement, or any Ancillary Agreement shall be construed to create any right or accelerate entitlement to any compensation or benefit whatsoever on the part of any Allergan Employee or AMO Employee, or any other former, present or future employee of Allergan or AMO under any Allergan Plan or AMO Plan or otherwise.

                                  ARTICLE XI.
                               GENERAL PROVISIONS


         11.1 Effect if Distribution Does Not Occur. If the Distribution does not occur, then all actions and events that are, under this Agreement, to be taken or occur effective as of the Distribution Date, or otherwise in connection with the Distribution, shall not be taken or occur except to the extent specifically agreed by Allergan and AMO.

         11.2 Relationship of Parties. Nothing in this Agreement shall be deemed or construed by the parties or any third party as creating the relationship of principal and agent, partnership or joint venture between the parties, the understanding and agreement being that no provision contained herein, and no act of the parties, shall be deemed to create any relationship between the parties other than the relationship set forth herein.

         11.3 Affiliates. Each of Allergan and AMO shall cause to be performed and hereby guarantee the performance of any and all actions of the Allergan Group or the AMO Group, respectively.

         11.4 Governing Law. To the extent not preempted by applicable federal law, including, without limitation, ERISA, the Code and applicable securities laws, this Agreement shall be governed by, construed and interpreted in accordance with the laws of the State of California, irrespective of the choice of law principles of the State of California, as to all matters, including matters of validity, construction, effect, performance and remedies.

         11.5 Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective legal representatives and successors, and nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement. This Agreement may be enforced separately by each member of the Allergan Group and each member of the AMO Group. Neither party may assign this Agreement or any rights or obligations hereunder, without the prior written consent of the other party, and any such assignment shall be void; provided, however, either party may assign this Agreement to a successor entity in conjunction with such party's reincorporation.

         11.6 Severability. If any term or other provision of this Agreement is determined to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to either party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible and in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the fullest possible extent.

         11.7 Interpretation. The headings contained in this Agreement or any Schedule hereto and in the table of contents to this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Any capitalized term used in any Schedule but not otherwise defined therein shall have the meaning assigned to such term in this Agreement. When a reference is made in this Agreement to an Article, Section or Schedule, such reference shall be to an Article of, Section of, or Schedule to this Agreement unless otherwise indicated.

         11.8 Amendment. The Board of Directors of AMO and Allergan may mutually agree to amend the provisions of this Agreement at any time or times, for any reason, either prospectively or retroactively, to such extent and in such manner as the Boards mutually deem advisable. Each Board may delegate its amendment power, in whole or in part, to one or more Persons or committees as it deems advisable. No change or amendment will be made to this Agreement, except by an instrument in writing signed by authorized individuals.

         11.9 Termination. This Agreement may be terminated and the Distribution abandoned at any time prior to the Distribution Date by and in the sole discretion of Allergan without the approval of AMO. In the event of termination pursuant to this Section, no party shall have any liability of any kind to the other party.

         11.10 Conflict. In the event of any conflict between the provisions of this Agreement and the Contribution and Distribution Agreement or any Ancillary Agreement, the provisions of this Agreement shall control.

         11.11 Entire Agreement. This Agreement and the Schedules hereto and the specific agreements contemplated herein contain the entire agreement between the parties with respect to the subject matter hereof and supersede all previous agreements, negotiations, discussions, writings, understandings, commitments and conversations with respect to such subject matter. No agreements or understandings exist between the parties other than those set forth or referred to herein or therein.

         11.12 Counterparts. This Agreement, including the Schedules hereto and the other documents referred to herein, may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, each of the parties have caused this Employee Matters Agreement to be executed on its behalf by its officers thereunto duly authorized on the day and year first above written.

                                 ALLERGAN, INC.


                                 By:_________________________________________

                                 Name:_______________________________________

                                 Title:

                                 ADVANCED MEDICAL OPTICS, INC.


                                 By:_________________________________________

                                 Name:_______________________________________

                                 Title:______________________________________